UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2007

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

120 Kearny Street, San Francisco, CA 94108

(Address of principal executive offices, including zip code)

(415) 636-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 5, 2007, The Charles Schwab Corporation, a Delaware corporation (the “Company”), and Schwab Capital Trust I, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed the public offering of $300,000,000 (aggregate liquidation amount) of the Trust’s fixed to floating rate trust preferred securities (the “Trust Preferred Securities”), liquidation amount $1,000 per Trust Preferred Security, pursuant to an underwriting agreement dated October 2, 2007 (the “Underwriting Agreement”) by and among the Company, the Trust and UBS Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule A thereto. The Company has guaranteed payment of amounts due under the Trust Preferred Securities on a junior subordinated basis pursuant to the guarantee agreement dated October 5, 2007 (the “Guarantee”) by and between the Company and The Bank of New York Trust Company, N.A., as Guarantee Trustee. The terms of the Trust Preferred Securities are set forth in the Second Amended and Restated Trust Agreement dated as of October 5, 2007 (the “Restated Trust Agreement”) among the Company, The Bank of New York Trust Company, N.A., as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein.

The proceeds from the sale of the Trust Preferred Securities, together with the proceeds from the sale by the Trust of $10,000 of its trust common securities, were invested in the Company’s fixed to floating rate junior subordinated notes (the “Junior Subordinated Notes”) due 2067, issued pursuant to a Junior Subordinated Indenture dated October 5, 2007 (the “Indenture”), as supplemented by the First Supplemental Indenture dated October 5, 2007 (the “First Supplemental Indenture”), each by and between the Company and The Bank of New York Trust Company, N.A. The issuance and sale of the Trust Preferred Securities and the Junior Subordinated Notes and the issuance of the Guarantee were made pursuant to a Prospectus dated May 5, 2004 and a Prospectus Supplement dated October 2, 2007, each filed pursuant to the Company and the Trust’s Registration Statement on Form S-3 (File Nos. 333-114729 and 333-114729-03), which Registration Statement was filed with the Securities and Exchange Commission on April 22, 2004.

In connection with the issuance and sale of the Trust Preferred Securities, the Company entered into a Replacement Capital Covenant dated October 5, 2007 (the “RCC”) whereby the Company agreed for the benefit of certain of its debt holders named therein that neither it nor any of its subsidiaries would repay, redeem or purchase the Trust Preferred Securities or the Junior Subordinated Notes prior to November 15, 2047, unless such repayment, redemption or repurchase is made from the proceeds of the issuance of certain replacement capital securities and pursuant to the terms and conditions set forth therein.

A copy of the Underwriting Agreement, Guarantee, Restated Trust Agreement, Indenture, First Supplemental Indenture and RCC are attached as Exhibits 1.5, 4.16, 4.17, 4.18, 4.19 and 99.1, respectively, to this Report on Form 8-K and are incorporated herein by reference. Copies of the legal opinions delivered in connection with the transactions described above are attached as Exhibits 5.1, 5.2, 5.3 and 8.1 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.5	Underwriting Agreement dated October 2, 2007, by and among The Charles Schwab Corporation, Schwab Capital Trust I and UBS Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule A thereto.

4.16	Guarantee Agreement dated October 5, 2007, by and between The Charles Schwab Corporation and The Bank of New York Trust Company, N.A., as Guarantee Trustee.

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4.17	Second Amended and Restated Trust Agreement dated October 5, 2007, by and among The Charles Schwab Corporation, The Bank of New York Trust Company, N.A., as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein.

4.18	Junior Subordinated Indenture dated October 5, 2007, by and between the Company and The Bank of New York Trust Company, N.A, as Trustee.

4.19	First Supplemental Indenture dated October 5, 2007, by and between the Company and The Bank of New York Trust Company, N.A, as Trustee.

5.1	Opinion of Simpson Thacher & Bartlett LLP, dated October 5, 2007.

5.2	Opinion of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated October 5, 2007.

5.3	Opinion of Richards, Layton & Finger, P.A., dated October 5, 2007.

8.1	Tax Opinion of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated October 5, 2007.

23.1	Consent of Simpson Thacher & Bartlett LLP, dated October 5, 2007 (included in Exhibit 5.1).

23.2	Consent of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated October 5, 2007 (included in Exhibit 5.2).

23.3	Consent of Richards, Layton & Finger, P.A., dated October 5, 2007 (included in Exhibit 5.3).

23.4	Consent of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated October 5, 2007 (included in Exhibit 8.1).

99.1	Replacement Capital Covenant dated October 5, 2007.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

	By:	/s/ Joseph R. Martinetto
Date: October 5, 2007		Joseph R. Martinetto
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
1.5	Underwriting Agreement dated October 2, 2007, by and among The Charles Schwab Corporation, Schwab Capital Trust I and UBS Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule A thereto.

4.16	Guarantee Agreement dated October 5, 2007, by and between The Charles Schwab Corporation and The Bank of New York Trust Company, N.A., as Guarantee Trustee.

4.17	Second Amended and Restated Trust Agreement dated October 5, 2007, by and among The Charles Schwab Corporation, The Bank of New York Trust Company, N.A., as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein.

4.18	Junior Subordinated Indenture dated October 5, 2007, by and between the Company and The Bank of New York Trust Company, N.A, as Trustee.

4.19	First Supplemental Indenture dated October 5, 2007, by and between the Company and The Bank of New York Trust Company, N.A, as Trustee.

5.1	Opinion of Simpson Thacher & Bartlett LLP, dated October 5, 2007.

5.2	Opinion of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated October 5, 2007.

5.3	Opinion of Richards, Layton & Finger, P.A., dated October 5, 2007.

8.1	Tax Opinion of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated October 5, 2007.

23.1	Consent of Simpson Thacher & Bartlett LLP, dated October 5, 2007 (included in Exhibit 5.1).

23.2	Consent of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated October 5, 2007 (included in Exhibit 5.2).

23.3	Consent of Richards, Layton & Finger, P.A., dated October 5, 2007 (included in Exhibit 5.3).

23.4	Consent of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated October 5, 2007 (included in Exhibit 8.1).

99.1	Replacement Capital Covenant dated October 5, 2007.

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